Annual Report

New Jersey Tax-Free Bond Fund

February 28, 2001

T. Rowe Price

REPORT HIGHLIGHTS

NEW JERSEY TAX-FREE BOND FUND

o The Federal Reserve cut short-term interest rates a full percent in January to combat weakness in the economy.

o Declining rates and tight supply helped the New Jersey Tax-Free Bond Fund outpace its Lipper peer group average.

o Effective credit research identified holdings that became the fund's top performers for the 12-month period.

o Tax-Free New Jersey bond yields remain very attractive compared with Treasuries and we are con-structive in our outlook.

--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS

     Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and falling interest rates. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. In this environment, your fund provided excellent returns versus its peer group average.

MARKET ENVIRONMENT

     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, it was racing along at a 6% annual growth rate, and, fearing a rise in inflation, the Fed aggressively raised the federal funds rate to 6.5% by May. The fixed-income markets were encouraged by these efforts to slow the pace of the economy with a tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove prices of intermediate and longer-term bonds higher and yields lower in anticipation of a soft economic landing.

(The following table was depicted as a line graph in the printed material)


2/29/00             6.15
                    5.82
                    5.92
May-00              5.94
                    5.82
                    5.64
Aug-00              5.49
                    5.66
                    5.56
Nov-00              5.46
                    5.21
                    5.14
2/28/01             5.12


     During the past six months, however, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy slowed to around a 1% annual growth rate as the manufacturing sector cut production to reduce inventory growth. The pace of hiring slowed, unemployment began to rise, and consumer confidence fell sharply. In January 2001, the Fed became concerned enough about the economy to lower the fed funds rate a full percentage point, to 5.5%. Our index of New Jersey bond yields also fell to 5.12%, down from 6.15% on February 29, 2000. Falling yields mean rising bond prices, and municipal bonds nationwide posted their best return in 2000 since 1995--11.7% as measured by the Lehman Brothers Municipal Bond Index. However, it wasn't only lower interest rates that contributed to these gains. A declining stock market caused investors to reassess the risk level of their investment portfolios, and the less-volatile returns of bonds drew increased interest. In addition, municipal bond yields were highly attractive relative to Treasury yields, and demand for tax-exempt securities grew.

     New Jersey's economy posted another year of impressive growth. The average unemployment rate for 2000 dropped to 3.8%, an all-time low, while personal income grew at a record 5.4% pace. As a result, revenue growth exceeded expectations. Moving forward, the state's growth rate is expected to subside along with the U.S. economy, but income tax revenues for fiscal year 2001 are still projected to grow by 15%. If the projections are accurate, it would mark three consecutive years of double-digit growth and the highest rate in 15 years.

PERFORMANCE AND STRATEGY REVIEW

     New Jersey's municipal market was a clear beneficiary of the positive bond investing environment. Your fund posted impressive total returns of 5.38% and 12.18% for the six-month and one-year periods, respectively, and slightly outperformed the fund's Lipper peer group average. At 4.85%, the 30-day dividend yield on February 28 was roughly equiv-alent to a 7.58% taxable yield for an investor in the 36% tax bracket.


    Performance Comparison
    ----------------------
    Periods Ended 2/28/01         6 Months   12 Months
    ---------------------         --------   ---------
    New Jersey Tax-Free
    Bond Fund                       5.38%      12.18%
    Lipper New Jersey Municipal
    Debt Funds Average              4.96       11.81


     We continued to keep the fund fully invested, maintaining minimal cash reserves. This was a marked contrast from the same time last year, when liquidity concerns over the Y2K changeover encouraged us to hold more cash. The fund's duration decreased to 6.6 years at the end of February from 7.5 years in August. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of seven years should have a 7% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) However, this resulted more from changes in the market than from shifts in strategy. As bond prices appreciated and overall market yields fell, many older bonds with above-market coupons became priced to their call dates, rather than their later maturity dates. For this reason, our duration posture remained approximately in line with our peer group's average.

     Overall sector weightings did not change appreciably, and we continued to maintain a fairly diversified portfolio. Our largest sector exposure was in local general obligations, followed by educational revenue and pre-refunded bonds. Ironically, this year's best performers were last year's laggards.
Low-coupon bonds with maturities greater than 20 years had the most appreciation, and shorter-term securities with higher coupons, such as prerefunded bonds, advanced the least. While lower-rated hospitals underperformed as a whole, our credit research prompted us to add issues in this sector that we deemed to have better-than-average fundamentals. The market agreed with our assessment--our top-performing holdings over the period included recently purchased securities issued by Robert Wood Johnson University Hospital and Hackensack University Medical Center.

     While all holdings had positive returns, certain sectors did perform below the average. As mentioned earlier, lower-rated hospitals lagged as did the life care sector. We will continue to look for opportunities to purchase good issues in these weaker sectors as they tend to offer better yields and the possibility for greater total returns over time.

OUTLOOK

     After the solid returns of 2000, our expectations for the coming year are more balanced. Investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds in general, and money market funds in particular, are up strongly. In addition, at the end of February municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush is adopted and the top federal income tax rate is lowered to 33%, taxable-equivalent yields on municipal bonds will still exceed comparable Treasury yields.

     With the economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term interest rates in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, new issue supply was running 40% ahead of last year's pace. The strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

     For these reasons, we will keep our portfolio's duration neutral relative to its benchmark. We find many reasons to be constructive in our outlook for the market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

Respectfully submitted,

/s/ Konstantine B. Mallas

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
March 21, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------

  PORTFOLIO HIGHLIGHTS

  KEY STATISTICS
                                                          8/31/00       2/28/01
                                                          -------       -------
  Price Per Share                                      $  11.02    $     11.33

  Dividends Per Share
        For 6 months                                       0.28           0.27
        For 12 months                                      0.55           0.55

  30-Day Dividend Yield *                                  5.03%          4.85%

  30-Day Standardized Yield to Maturity                    4.79           4.32

  Weighted Average Maturity (years)                       17.9           17.2

  Weighted Average Effective Duration (years)              7.5            6.6

  Weighted Average Quality **                               AA-            AA-


  * Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
  **  Based on T. Rowe Price research.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------

  PORTFOLIO HIGHLIGHTS

  SECTOR DIVERSIFICATION
                                                    Percent of      Percent of
                                                    Net Assets      Net Assets
                                                       8/31/00         2/28/01
                                                       -------         -------
  General Obligations - Local                             17%             17%
  Educational Revenue                                     11              10
  Prerefunded Bonds                                       11              10
  Hospital Revenue                                        11              10
  General Obligations - State                              8               8
  Housing Finance Revenue                                  8               7
  Air and Sea Transportation Revenue                       7               6
  Industrial and Pollution Control Revenue                 5               6
  Dedicated Tax Revenue                                    3               6
  Ground Transportation Revenue                            4               5
  Water and Sewer Revenue                                  2               4
  Life Care/Nursing Home Revenue                           3               3
  Nuclear Revenue                                          3               3
  All Other                                                5               4
  Other Assets Less Liabilities                            2               1
  Total                                                  100%            100%

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   (The following table was depicted as a line graph in the printed material)


     Lehman Brothers Municipal     Lipper New Jersey       New Jersey Tax-Free
          Bond Index                Municipal Debt              Bond Fund
                                    Funds Average
4/30/91      10000                      10000                    10000
2/29/92      10850                      10833                    10855
2/28/93      12343                      12402                    12582
2/28/94      13027                      13067                    13332
2/28/95      13272                      13142                    13381
2/29/96      14738                      14397                    14809
2/28/97      15550                      15072                    15486
2/28/98      16972                      16383                    16916
2/28/99      18015                      17278                    17900
2/29/00      17640                      16534                    17174
2/28/01      19817                      18542                    19265

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 2/28/01           1 Year  3 Years  5 Years  Inception        Date
---------------------           ------  -------  -------  ---------        ----
New Jersey Tax-Free Bond Fund    12.18%   4.43%   5.40%     6.90%      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
For a share outstanding throughout each period
----------------------------------------------
FINANCIAL HIGHLIGHTS
                                  Year
                                 Ended
                               2/28/01   2/29/00   2/28/99   2/28/98   2/28/97
NET ASSET VALUE
Beginning of period           $ 10.62   $ 11.62   $ 11.51   $ 11.08   $ 11.16
Investment activities
 Net investment income (loss)   0.55      0.54      0.55*     0.57*     0.57*
 Net realized and
 unrealized gain (loss)         0.71     (1.00)     0.11      0.43     (0.08)
 Total from
 investment activities          1.26     (0.46)     0.66      1.00      0.49
Distributions
  Net investment income         (0.55)    (0.54)    (0.55)    (0.57)    (0.57)
NET ASSET VALUE
End of period                 $ 11.33   $ 10.62   $ 11.62   $ 11.51   $ 11.08


Ratios/Supplemental Data
Total return+                   12.18%    (4.06)%   5.81%*    9.24%*    4.57%*
Ratio of total expenses to
average net assets               0.63%     0.65%    0.65%*    0.65%*    0.65%*
Ratio of net investment
income (loss) to average
net assets                       5.04%     4.84%    4.72%*    5.05%*    5.18%*
Portfolio turnover rate          24.6%     50.2%    25.5%     34.3%     78.9%
Net assets, end of period
(in thousands)                $121,824  $104,298  $121,637  $ 99,765  $ 80,289

+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                  February 28, 2001
Statement of Net Assets                                         Par       Value
In thousands

NEW JERSEY  94.9%
Bordentown Sewage Auth., 5.50%, 12/1/25 (FGIC Insured)       $ 1,300   $  1,346
Cape May County Ind. Pollution Control Fin. Auth.
     Atlantic City Electric, 6.80%, 3/1/21 (MBIA Insured) 1,520 1,873 Essex County Improvement Auth.,
     County Correctional Facility, GO
          5.75%, 10/1/30 (FGIC Insured)                        1,500      1,594
Freehold Township, GO, Water & Sewer
          6.35%, 10/1/11 (MBIA Insured)                          250        292
Gloucester County Improvement Auth., Waste Management
          6.85%, 12/1/09                                       1,000      1,078
Hudson County Improvement Auth., GO
     Union City Lease Project
          5.20%, 7/15/24 (FGIC Insured)                        2,500      2,522
Jersey City, GO, 6.50%, 2/15/04                                  500        522
Mercer County Public Improvement Auth., GO
          Solid Waste, 5.75%, 9/15/16                          2,000      2,138
Middlesex County Pollution Control Fin. Auth.
          Amerada Hess, 6.875%, 12/1/22                        1,500      1,537
Middlesex County Utilities Auth., Sewer
          6.25%, 8/15/10 (MBIA Insured)                          500        562
Middletown Board of Ed., GO
          5.00%, 8/1/16 (FSA Insured)                          1,000      1,011
Monmouth County, GO, 5.00%, 7/15/11                            1,450      1,533
Monmouth County Improvement Auth., GO
     Capital Equipment, 5.00%, 10/1/09                         1,020      1,082
Morris County, GO, 5.25%, 11/15/20                               725        739
New Jersey, GO
          4.50%, 2/1/18                                          500        471
          5.50%, 5/1/17                                        1,000      1,050
          7.05%, 7/15/12 (Prerefunded 7/15/05+) *              1,335      1,527
New Jersey Building Auth., GO, 5.375%, 6/15/19                 3,000      3,071
New Jersey Economic Dev. Auth.
     American Water, 6.875%, 11/1/34 (FGIC Insured) *          1,000      1,095
     Continental Airlines, 7.00%, 11/15/30 *                   1,300      1,313
     Dow Chemical, VRDN (Currently 2.90%)                      1,200      1,200
     Educational Testing, 4.75%, 5/15/25 (MBIA Inured)         2,250      2,136
     Franciscan Oaks, 5.75%, 10/1/23                             375        303
New Jersey Economic Dev. Auth.
     Harrogate
          5.50%, 12/1/06                                     $   400   $    398
          5.65%, 12/1/08                                         200        194
          5.75%, 12/1/16                                         500        450
          5.875%, 12/1/26                                      1,000        862
     Kapkowski Road Landfill, Zero Coupon, 4/1/10              1,025        563
     Keswick Pines, 5.75%, 1/1/24                                850        681
     Lawrenceville School, 5.75%, 7/1/16                       2,000      2,116
     Natural Gas, VRDN (Currently 3.10%)
          (AMBAC Insured) *                                      500        500
     Saint Barnabas, Zero Coupon, 7/1/16
          (MBIA Insured)                                       3,500      1,623
     The Evergreens, 6.00%, 10/1/22                              965        808
     The Seeing Eye, 6.20%, 12/1/24                            1,000      1,083
     Transportation, GO
          5.00%, 5/1/18 (FSA Insured)                          1,040      1,039
          6.00%, 5/1/16 (FSA Insured)                          1,000      1,086
     Winchester Gardens, 8.625%, 11/1/25                         500        527
New Jersey EFA
     GO
          5.00%, 9/1/19 (FSA Insured)                          1,250      1,248
          5.125%, 9/1/15 (FSA Insured)                         1,300      1,337
     Monmouth Univ.
          5.25%, 7/1/09                                          480        500
          5.60%, 7/1/12                                          450        472
     Princeton Univ.,5.875%, 7/1/14 (Prerefunded 7/1/04+)      1,050      1,124
     Rowan College, 6.00%, 7/1/21 (AMBAC Insured)              1,000      1,065
     Seton Hall Univ.
          6.875%, 7/1/10 (Prerefunded 7/1/01+)                   375        387
          7.00%, 7/1/21 (Prerefunded 7/1/01+)                    200        206
     Stevens Institute Technology, 5.375%, 7/1/11                585        617
New Jersey Environmental Infrastructure, 5.25%, 9/1/20         1,500      1,528
New Jersey Health Care Fac. Fin. Auth.
     St. Peters Univ. Hosp., 6.875%, 7/1/30                    1,000      1,004
New Jersey HFFA
     Atlantic City Medical Center, 6.80%, 7/1/11               2,000      2,104
     Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured)                2,500      2,356
New Jersey HFFA
     Hackensack Univ. Medical Center, 6.00%, 1/1/34          $ 1,750   $  1,818
     Irvington General Hosp.
          5.875%, 8/1/06 (FHA Guaranteed)
          (Prerefunded 8/1/04+)                                  780        848
          6.375%, 8/1/15 (FHA Guaranteed)
          (Prerefunded 8/1/04+)                                  500        552
     Robert Wood Johnson Univ. Hosp., 5.75%, 7/1/25            1,500      1,543
     St. Elizabeth Hosp.
          6.00%, 7/1/14                                          750        675
          6.00%, 7/1/20                                          570        492
New Jersey Higher Ed. Student Assistance Auth.
          5.80%, 6/1/16 (MBIA Insured) *                       1,095      1,168
          6.00%, 6/1/15 (MBIA Insured) *                       2,000      2,154
New Jersey Highway Auth., Senior Parkway, 5.75%, 1/1/13        2,000      2,200
New Jersey Housing & Mortgage Fin. Agency
          5.70%, 5/1/20 (FSA Insured)                          1,000      1,044
          6.35%, 10/1/27 (MBIA Insured) *                      1,980      2,075
          7.10%, 11/1/11                                         300        309
          7.10%, 11/1/12                                         175        181
     Home Buyer
          5.70%, 10/1/17 (MBIA Insured)                        1,500      1,569
          5.90%, 10/1/29 (MBIA Insured) *                      1,395      1,439
     Multi-Family
          5.55%, 11/1/09 (FSA Insured)                         1,000      1,094
          6.25%, 11/1/26 (FSA Insured)                         1,000      1,073
New Jersey Sports & Exposition Auth., Monmouth Park
          8.00%, 1/1/25 (Prerefunded 1/1/05+)                    650        760
New Jersey Transit, 5.50%, 2/1/08 (AMBAC Insured)              3,000      3,245
New Jersey Transportation Trust Fund Auth.,
          5.125%, 6/15/15                                      1,635      1,671
New Jersey Turnpike Auth.
          VRDN (Currently 2.85%) (FGIC Insured)                1,400      1,400
          5.50%, 1/1/06 (MBIA Insured)                         1,000      1,072
          5.50%, 1/1/25 (MBIA Insured)                         1,025      1,058
          10.375%, 1/1/03 (Escrowed to Maturity)                 815        888
New Jersey Wastewater Treatment Trust

          6.30%, 4/1/10 (Prerefunded 4/1/04+)                  1,180      1,292
          6.375%, 4/1/11 (Prerefunded 4/1/04+)                   200        219
Ocean County, GO

          5.125%, 9/1/18                                     $ 1,590   $  1,613
          5.35%, 12/1/17                                       1,695      1,762
Ocean County Utilities Auth., Wastewater

          6.30%, 1/1/11 (Prerefunded 1/1/05+)                  1,300      1,430
Port Auth. of New York & New Jersey
          4.25%, 10/1/26 (FGIC Insured)                        2,000      1,735
          5.875%, 9/15/15 (FGIC Insured) *                     1,000      1,059
          6.125%, 7/15/22 *                                    1,000      1,049
          6.125%, 6/1/94                                       1,000      1,131
          6.50%, 10/1/01 *                                       300        304
          6.50%, 7/15/19 (FGIC Insured) *                        500        543
          6.50%, 11/1/26 *                                     1,000      1,028
          6.75%, 10/1/11 *                                     1,000      1,031
     Versatile Structure, VRDN (Currently 3.00%) *               300        300
Rutgers Univ., 5.20%, 5/1/27                                   1,000      1,003
Salem County Pollution Control Fin. Auth., PCR
     E. I. Du Pont, 6.50%, 11/15/21 *                          2,000      2,057
     Public Service Electric & Gas Co.
          6.25%, 6/1/31 (MBIA Insured)                         1,500      1,590
South Brunswick Township, GO
     Board of Ed.
          6.40%, 8/1/09 (FGIC Insured)
          (Prerefunded 8/1/05+)                                1,250      1,386
          6.40%, 8/1/10 (FGIC Insured)
          (Prerefunded 8/1/05+)                                1,500      1,664
South Jersey Transportation Auth.
     Raytheon Aircraft Service, 6.15%, 1/1/22 *                  960        926
Southeast Morris County Municipal Utilities Auth.
          Water, 6.50%, 1/1/11 (FGIC Insured)                    750        767
Union County Industrial Pollution Control Fin. Auth., PCR
          Exxon, VRDN (Currently 1.90%)                          100        100
Wanaque Valley Regional Sewage Auth., GO
          5.75%, 9/1/18 (AMBAC Insured)                        3,115      3,436
Winslow Township Board of Ed., GO
          5.20%, 8/1/16 (FGIC Insured)                         2,010      2,063
Total New Jersey (Cost  $110,104)                                       115,689

PUERTO RICO  3.5%
Children's Trust Fund, 6.00%, 7/1/26                           2,000      2,068
Puerto Rico Commonwealth
     GO
          6.45%, 7/1/17 (Prerefunded 7/1/04+)                    500        555
     Highway & Transportation Auth.
          5.00%, 7/1/36                                          500        481
          6.625%, 7/1/12                                       1,000      1,052
     Infrastructure Fin. Auth.
          7.50%, 7/1/09                                          105        106
Total Puerto Rico (Cost  $3,999)                                          4,262
DELAWARE  0.9%
Delaware River & Bay Auth.
          5.50%, 1/1/15 (AMBAC Insured)                      $   500   $    532
          5.50%, 1/1/16 (AMBAC Insured)                          500        529
Total Delaware (Cost  $995)                                               1,061

Total Investments in Securities
99.3% of Net Assets (Cost  $115,098)                                   $121,012

Futures Contracts
In thousands
                                                      Contract  Unrealized
                                           Expiration    Value  Gain (Loss)
                                           ----------    -----  -----------
Short, 5 March 10 Year Treasury contracts,
$17,500 par of 6.375%
New Jersey Wastewater Treatment Trust
GO pledged as initial margin                  3/01     $ (532)    $  (11)
Net payments (receipts) of variation
margin to date                                                         9
Variation margin receivable (payable)
on open futures contracts                                                   (2)

Other Assets Less Liabilities                                               814

NET ASSETS                                                             $121,824
Net Assets Consist of:
Accumulated net investment income -
     net of distributions                                              $      9
Accumulated net realized gain/loss -
     net of distributions                                                (3,275)
Net unrealized gain (loss)                                                5,903
Paid-in-capital applicable to 10,756,959
     no par value shares
of beneficial interest outstanding;
     unlimited number of shares authorized                              119,187

NET ASSETS                                                             $121,824

NET ASSET VALUE PER SHARE                                              $  11.33

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   EFA  Educational Facility Authority
  FGIC  Financial  Guaranty  Insurance  Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General  Obligation
  HFFA  Health  Facility  Financing   Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
Statement of Operations                                       In thousands

                                                                      Year
                                                                     Ended
                                                                   2/28/01
  Investment Income (Loss)
  Interest income                                              $     6,211
  Expenses
    Investment management                                              464
    Custody and accounting                                              97
    Shareholder servicing                                               87
    Prospectus and shareholder reports                                  24
    Legal and audit                                                     12
    Trustees                                                             6
    Registration                                                         1
    Miscellaneous                                                        3
    Total expenses                                                     694
    Expenses paid indirectly                                            (3)
    Net expenses                                                       691
  Net investment income (loss)                                       5,520
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                         410
    Futures                                                              1
    Net realized gain (loss)                                           411
  Change in net unrealized gain or loss
    Securities                                                       6,782
    Futures                                                            (11)
    Change in net unrealized gain or loss                            6,771
  Net realized and unrealized gain (loss)                            7,182
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                           \           $    12,702


The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
Statement of Changes in Net Assets                              In thousands

                                                            Year
                                                           Ended
                                                         2/28/01      2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $    5,520    $   5,636
  Net realized gain (loss)                                   411       (2,748)
  Change in net unrealized gain or loss                    6,771       (7,890)
  Increase (decrease) in net assets from operations       12,702       (5,002)
Distributions to shareholders
  Net investment income                                   (5,520)      (5,636)
Capital share transactions *
  Shares sold                                             23,863       22,651
  Distributions reinvested                                 4,340        4,527
  Shares redeemed                                        (17,859)     (33,879)
  Increase (decrease) in net assets from capital
  share transactions                                      10,344       (6,701)
Net Assets
Increase (decrease) during period                         17,526      (17,339)
Beginning of period                                      104,298      121,637
End of period                                         $  121,824    $ 104,298

*Share information
  Shares sold                                              2,171        2,039
  Distributions reinvested                                   395          411
  Shares redeemed                                         (1,633)      (3,096)
  Increase (decrease) in shares outstanding                  933         (646)

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide the highest level of income exempt from federal and New Jersey income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New Jersey municipal bonds.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees. Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

      In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide--Audits of Investment Companies (the guide), which will be adopted by the fund as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts During the year ended February 28, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

      Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,541,000 and $26,316,000, respectively, for the year ended February 28, 2001.

Note 3 - Federal Income Taxes

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund has $3,211,000 of capital loss carryforwards, $169,000 of which expires in 2003, $420,000 in 2005, and $2,622,000 thereafter through 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

           Undistributed net investment income                     $   5,000
           Undistributed net realized gain                            (5,000)

      At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $115,098,000. Net unrealized gain aggregated $5,914,000 at period-end, of which $6,532,000 related to appreciated investments and $618,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $38,000 was payable at February 28, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager was required to bear any expenses, excluding interest, taxes, brokerage, and extra-ordinary expenses, through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund was required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $8,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended February 28, 2001.

      In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $136,000 for the year ended February 28, 2001, of which $12,000 was payable at period-end.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New Jersey Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2001

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------

    Tax Information (Unaudited) for the Tax Year Ended 2/28/01

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included $5,482,000 which qualified as exempt-interest dividends.

================================================================================
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or to conduct transactions,
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By touch-tone telephone
Tele*Access  1-800-638-2587
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For assistance with your existing
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To open a brokerage account
or obtain information, call:
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Internet address:
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Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at www.troweprice.com/investorcenters

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Downtown
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Three Financial Center
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Warner Center
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Woodland Hills

New York Area
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Short Hills, New Jersey

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900 17th Street N.W.
Farragut Square

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T. Rowe Price Investment Services, Inc., Distributor.         F47-050  2/28/01